SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 16 - SUBSEQUENT EVENTS

On February 1, 2025, the Company appointed Dr. Vickram Singh, the Company’s former Senior Vice President of Technology, as its Chief Operating Officer pursuant to an employment agreement, dated February 1, 2025 (the “Employment Agreement”). Dr. Singh’s employment as the Company’s Chief Operating Officer commenced on February 4, 2025. The Employment Agreement provides for a three-year initial employment term, with automatic three-year renewal terms thereafter, subject to 90 days’ notice of nonrenewal by either party. The Employment Agreement also provides for an initial annual base salary of $350,000 (the “Base Salary”) and a discretionary annual bonus of up to 65% of the Base Salary.

On February 2025, the Company entered into a Securities Purchase agreement (“Purchase Agreement”). The Purchase Agreement calls for the Company to authorize a new series of convertible preferred stock of the Company designated as the Series A Convertible Preferred Stock, which shall be convertible into shares of the Company’s common stock, and sell to each Buyer an aggregate number of shares of Series A Preferred Stock and 20 warrants, to each buyer, that are convertible to common stock.

Total expected proceeds amount to $8,000 which the Company will use for working capital, general corporate purposes and mandatory payments on the Term Loan if more than $8,000 is raised. In addition, investors received warrants to purchase up to 4,000 shares of Series A preferred stock at $10,000 per share, potentially providing up to $40 million in future capital. We received $3,500 less $300 in costs on February 27, 2025 and expect to receive the remaining $4,500, minus costs, in early May 2025.

In addition to the Purchase Agreement, the Term Loan was amended to (i) extend the maturity date by one (1) year to October 2027, (ii) defer all principal and interest payments to April 2026 and (iii) remove any applicable financial covenants (except for a financial covenant requiring the Company to maintain cash and cash equivalents equal to or greater than $2,500) for the next one and a half years.

In March 2025, the Company entered into a settlement agreement with a third party regarding a patent licensing dispute. Under the terms of the settlement, the Company agreed to pay $2,500 to resolve the matter. As a result of the settlement, the Company has recorded a liability of $2,500 on the balance sheet as of December 31, 2024

In March 2025, the Company sold certain machinery and equipment assets to a third party at a price below their carrying value. As a result of the sale, the Company recognized an impairment loss of $873 on consolidated statement of operations and reclassified the remaining fair value of $644 as Assets Held for Sale on the balance sheet as of December 31, 2024.